Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: March 31, 2010
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: May 11, 2010	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended March 31, 2010
Index

Combining Condensed Statements of Income and Comprehensive Income for the Month Ended March 31, 2010 and Cumulative Post-Petition Period Ended March 31, 2010		3

Combining Condensed Balance Sheet		4

Notes to Unaudited Combined Condensed Financial Statements		5
Note 1:	Chapter 11 Cases and Proceedings	5
Note 2:	Basis of Presentation	5
Note 3:	Summary of Significant Accounting Policies	7
Note 4:	Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5:	Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6:	Rejected Contracts and Related Matters	9
Note 7:	General and Administrative Expenses and Reorganization Items	10

Schedules:

Schedule I	Schedule of Combined Condensed Statement of Income and Comprehensive Income for the Month Ended March 31, 2010	11
Schedule II	Schedule of Combined Condensed Balance Sheet as of March 31, 2010	12
Schedule III	Schedule of Payroll and Payroll Taxes	13
Schedule IV	Schedule of Federal, State and Local Taxes	13
Schedule V	Schedule of Total Disbursements by Debtor	22
Schedule VI	Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	32
Schedule VII	Status of Mortgages Payable For Debtors	33
Schedule VIII	Chapter 11 Retained Professionals Detail	36
Schedule IX	Schedule of Non-Noticed and De Minimis Asset Sales	37
Schedule X	Debtors Questionnaire	38

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Unconfirmed Entities	Post-Confirmation Entities	Total for All Debtors	Cumulative All Debtors
	Month Ended	Month Ended	Month Ended	Post-Petition Period
	March 31, 2010	March 31, 2010	March 31, 2010	Ended March 31, 2010
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$14,283	$121,363	$135,646	$1,598,471
Tenant recoveries	5,229	56,891	62,120	714,281
Overage rents	207	1,934	2,141	46,159
Land sales	485	—	485	7,067
Management fees and other corporate revenues	1,010	—	1,010	9,460
Other	1,742	4,468	6,210	63,242

Total revenues	22,956	184,656	207,612	2,438,680

Expenses:
Real estate taxes	1,337	18,558	19,895	228,382
Property maintenance costs	1,470	9,247	10,717	104,145
Marketing	408	1,441	1,849	29,201
Ground and other rents	217	774	991	12,207
Other property operating costs	(8,898)	35,219	26,321	406,197
Land sales operations	4,326	—	4,326	21,048
Provision for doubtful accounts	659	5,036	5,695	24,137
Property management and other costs	(2,586)	9,900	7,314	90,044
General and administrative	3,660	15	3,675	51,367
Provisions for impairment	11,337	14	11,351	866,328
Depreciation and amortization	6,750	42,760	49,510	579,339

Total expenses	18,680	122,964	141,644	2,412,395

Operating income (loss)	4,276	61,692	65,968	26,285

Interest (expense) income, net	(35,560)	(74,326)	(109,886)	(1,118,129)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(31,284)	(12,634)	(43,918)	(1,091,844)
Provision for income taxes	(3,909)	(175)	(4,084)	(10,063)
Equity in income of Real Estate Affiliates	10,723	—	10,723	81,735
Reorganization items	(49,528)	13,545	(35,983)	235,602

Net income (loss)	(73,998)	736	(73,262)	(784,570)
Allocation to noncontrolling interests	567	—	567	6,712

Net income (loss) attributable to common stockholders	$(73,431)	$736	$(72,695)	$(777,858)

Basic and Diluted Income (Loss) Per Share:	$(0.24)	$0.00	$(0.23)	$(2.46)
Dividends declared per share	$—	$—	$—	$0.19

Comprehensive Income (Loss), Net:
Net income (loss) attributable to common stockholders	$(73,431)	$736	$(72,695)	$(777,858)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,500	—	1,500	19,508
Accrued pension adjustment	138	—	138	1,047
Foreign currency translation	3,432	—	3,432	43,245
Unrealized gains on available-for-sale securities	4	—	4	86

Other comprehensive income, net	5,074	—	5,074	63,886

Comprehensive income (loss) attributable to common stockholders	$(68,357)	$736	$(67,621)	$(713,972)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
BALANCE SHEET
(UNAUDITED)

	Unconfirmed	Post-Confirmation	Combined All
	Entities as of	Entities as of	Debtors as of
	March 31, 2010	March 31, 2010	March 31, 2010
	(Dollars in thousands)
Assets:
Investment in real estate:
Land	$744,344	$2,162,154	$2,906,498
Buildings and equipment	2,034,921	16,846,383	18,881,304
Less accumulated depreciation	(377,661)	(3,502,429)	(3,880,090)
Developments in progress	242,362	133,114	375,476

Net property and equipment	2,643,966	15,639,222	18,283,188

Investment in and loans to/from Unconsolidated Real Estate Affiliates	373,938	6,403	380,341
Investment property and property held for development and sale	1,203,934	—	1,203,934
Investment in controlled non-debtor entities	3,933,571	58,889	3,992,460

Net investment in real estate	8,155,409	15,704,514	23,859,923
Cash and cash equivalents	500,124	6,238	506,362
Accounts and notes receivable, net	48,540	278,958	327,498
Goodwill	199,664	—	199,664
Deferred expenses, net	44,811	172,584	217,395
Prepaid expenses and other assets	263,786	294,887	558,673

Total assets	$9,212,334	$16,457,181	$25,669,515

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000	$10,777,104	$11,177,104
Investment in and loans to/from Unconsolidated Real Estate Affiliates	33,288	—	33,288
Deferred tax liabilities	903,046	—	903,046
Accounts payable and accrued expenses	594,317	410,746	1,005,063

Liabilities not subject to compromise	1,930,651	11,187,850	13,118,501
Liabilities subject to compromise	8,455,367	2,396,983	10,852,350

Total liabilities	10,386,018	13,584,833	23,970,851

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	116,890	—	116,890

Total redeemable noncontrolling interests	237,646	—	237,646

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,761,705 shares issued as of March 31, 2010	3,188	—	3,188
Additional paid-in capital	740,235	3,013,763	3,753,998
Retained earnings (accumulated deficit)	(2,091,335)	(141,427)	(2,232,762)
Accumulated other comprehensive loss	(948)	12	(936)
Less common stock in treasury, at cost, 1,449,939 shares as of March 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	(1,425,612)	2,872,348	1,446,736
Noncontrolling interests in consolidated real estate affiliates	14,282	—	14,282

Total equity	(1,411,330)	2,872,348	1,461,018

Total liabilities and equity	$9,212,334	$16,457,181	$25,669,515

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption; and covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management, cash collateral, alternative dispute resolution, settlement of pre-petition mechanics liens and department store transactions.
Through April 30, 2010, of the total 388 Debtors with approximately $21.83 billion of debt that filed for Chapter 11 protection, 260 Debtors (the “Track 1 Debtors”) owning 145 properties with $14.80 billion of secured mortgage loans filed consensual plans of reorganization (the “Track 1 Plans”). The effectiveness of the plans of reorganization and emergence from bankruptcy of the remaining Track 1 Debtors continued in 2010 and is expected to be completed in May 2010. The Chapter 11 Cases for the remaining Debtors (generally, GGP, GGPLP and other holding company or investment subsidiaries (the “TopCo Debtors”) which own certain individual or groups of properties and also our Oakwood operating property Debtor with a secured loan of $95.0 million, (collectively, with the TopCo Debtors, the “Remaining Debtors”)) will continue until their respective plans of reorganization are filed with the Bankruptcy Court, approved by the applicable classes of creditors and confirmed by the Bankruptcy Court.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities not subject to compromise include: (1) liabilities held by Non-Debtor and Track 1 Debtor entities that emerged; (2) liabilities incurred after the Petition Date; (3) pre-Petition Date liabilities that the Track 1 Debtors and the Remaining Debtors expect to pay in full, even though certain of these amounts may not be paid until after the applicable Debtor’s plan of reorganization is effective; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
Unsecured liabilities not subject to compromise as of March 31, 2010 with respect to the Track 1 Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the Track 1 Plans) has not yet been determined. In such regard, during February 2010, payments commenced on the Track 1 Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Track 1 Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A cumulative discount of approximately $283.1 million was recorded on such $6.88 billion of secured debt that emerged in the first quarter of 2010, with the resulting gain classified as a reorganization item. Additional gains are expected to be recorded in the second and third quarters of 2010 with respect to mortgage loans and other debt related to the Remaining Debtors that have emerged or will emerge from bankruptcy in 2010.
Combining condensed income statement and balance sheets have been presented as of March 31, 2010 with separate columns for the segregation of entities for which plans of reorganization have been formally confirmed (“Post-Confirmation Entities”) by the Bankruptcy Court versus those that have yet to file consensual or non-consensual plans of reorganization (“Unconfirmed Entities”). This presentation does not affect the presentation of other schedules as all original Debtors are included in the presentation where denoted. As of March 31, 2010, the Post-Confirmation Entities include 258 Debtors while the Unconfirmed Entities include 130 Debtors.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such balances are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. Although the March 31, 2010 information contained in this Monthly Operating Report has been prepared in conjunction with procedures performed to prepare the Company’s first quarter financial information in accordance with GAAP and the rules and regulations of the SEC, such information is unaudited and the financial information contained in this Monthly Operating Report could be subject to changes and such changes could be material. Further, for the month of March 2010, such quarter end adjustments and changes in estimates led to the reclassification of certain costs between confirmed and unconfirmed Debtors from the amounts previously recorded. Finally, with respect to the presentation of cumulative post-petition period activity, only normal recurring adjustments were made for the routine monthly closing of the Debtors’ books in the prior periods and certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have made for such purposes of this Monthly Operating Report. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010 (the “2010 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2010 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our 2010 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2010 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. In addition, the centralized cash management system was incorporated for the Track 1 Debtors that emerged from bankruptcy into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On March 31, 2010, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, were $143.9 million. In addition, as of March 30, 2010, the aggregate cash balance held by the Debtors upon which the first-lien holders have such lien rights was approximately $147.8 million.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

All Debtors as of
March 31, 2010
(In thousands)
Below-market ground leases	$181,735
Prepaid expenses	82,620
Security and escrow deposits	78,391
Real estate tax stabilization agreement	70,626
Receivables — finance leases and bonds	55,508
Special Improvement District receivable	48,695
Above-market tenant leases	21,554
Deferred tax, net of valuation allowances	8,035
Other	11,509

Total prepaid expenses and other assets	$558,673

The components of combined security and escrow deposits of the Debtors are summarized as follows:

All Debtors as of
March 31, 2010
(In thousands)
Utility and other security deposits	$35,296
Operating funds — restricted	21,668
Real estate tax escrows	7,319
Construction/major maintenance reserves	4,688
Other miscellaneous escrows	7,511
Collateralized letters of credit and other credit support	1,909

Total security and escrow deposits	$78,391

The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at March 31, 2010, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)

All Debtors as of
March 31, 2010
(In thousands)
Accrued interest	$438,752
Accounts payable and accrued expenses	363,378
Accrued payroll and other employee liabilities	134,577
Uncertain tax position liabilities	129,846
Construction payable	122,592
Deferred gains/income	75,998
Accrued real estate taxes	72,958
Hughes accrued participation	68,554
Below-market tenant leases	50,630
Unapplied cash receipts	36,628
Accounts payable to affiliates	(94,928)
Other	189,411

Total accounts payable and accrued expenses	1,588,396
Less: amounts not subject to compromise	(1,005,063)

Total accounts payable and accrued expenses subject to compromise	$583,333

The following table summarizes the amounts of LSTC (see Note 2) at March 31, 2010:

(In thousands)
Mortgages and secured notes	$4,255,515
Unsecured notes	6,013,502
Accounts payable and accrued expenses	583,333

Total liabilities subject to compromise	$10,852,350

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain of such contracts (except for our operating property tenant leases), no contracts have been rejected relating to the Track 1 Plan. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	March 31, 2010	March 31, 2010
	(In thousands)
Insider compensation	$2,094	$13,396
Public Company expense (1)	1,353	8,360
Travel, entertainment, insurance and other	228	29,611

Total general and administrative	$3,675	$51,367

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items (income) expense	March 31, 2010	March 31, 2010
	(In thousands)
Gains on liabilities subject to compromise — vendors (1)	$(593)	$(9,730)
Gains on liabilities subject to compromise — mortgage debt (2)	(27,980)	(625,237)
Interest income (3)	(1)	(46)
U.S. Trustee fees (4)	250	5,417
Restructuring costs — Chapter 11 Retained Professionals (5)	19,319	116,368
Restructuring costs — including other professional fees (6)	44,988	277,626

Total reorganization items	$35,983	$(235,602)

(1)	This amount includes gains from repudiation, rejection or termination of contracts or guarantee of obligations. Such gains reflect agreements reached with certain critical vendors, which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Such gains include $38.0 million, for the cumulative post-petition period ended March 31, 2010, resulting from the write off of existing Fair Value of debt adjustments for the entities that emerged from bankruptcy.

(3)	Interest income primarily reflects amounts earned on cash accumulated as a result of our Chapter 11 cases.

(4)	Estimate of fees due remain subject to confirmation and review by the Office of the United States Trustee (“U.S. Trustee”).

(5)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(6)	Restructuring costs primarily include professional fees incurred related to the bankruptcy filings and; finance costs incurred by and the write off of unamortized deferred finance costs related to the Emerged Debtors.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended March 31, 2010
			Combined
	Debtors	Eliminations	All Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$135,655	$(9)	$135,646
Tenant recoveries	62,120	—	62,120
Overage rents	2,141	—	2,141
Land sales	485	—	485
Management fees and other corporate revenues	1,010	—	1,010
Other	6,210	—	6,210

Total revenues	207,621	(9)	207,612

Expenses:
Real estate taxes	19,895	—	19,895
Property maintenance costs	10,717	—	10,717
Marketing	1,849	—	1,849
Ground and other rents	987	4	991
Other property operating costs	26,359	(38)	26,321
Land sales operations	4,326	—	4,326
Provision for doubtful accounts	5,695	—	5,695
Property management and other costs	7,276	38	7,314
General and administrative	3,688	(13)	3,675
Provisions for impairment	11,351	—	11,351
Depreciation and amortization	49,510	—	49,510

Total expenses	141,653	(9)	141,644

Operating income	65,968	—	65,968

Interest (expense) income, net	(109,886)	—	(109,886)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(43,918)	—	(43,918)
Provision for income taxes	(4,084)	—	(4,084)
Equity in income of Real Estate Affiliates	(560)	11,283	10,723
Reorganization items	(35,983)	—	(35,983)

Net income	(84,545)	11,283	(73,262)
Allocation to noncontrolling interests	(860)	1,427	567

Net income attributable to common stockholders	$(85,405)	$12,710	$(73,695)

Basic and Diluted Earnings Per Share:	$(0.27)	$0.04	$(0.23)

Comprehensive Income (Loss), Net:
Net income attributable to common stockholders	$(85,405)	$12,710	$(72,695)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,535	(35)	1,500
Accrued pension adjustment	141	(3)	138
Foreign currency translation	3,512	(80)	3,432
Unrealized gains on available-for-sale securities	4	—	4

Other comprehensive income (loss), net	5,192	(118)	5,074

Comprehensive loss attributable to common stockholders	$(80,213)	$12,592	$(67,621)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended March 31, 2010
			Combined All
	Debtors	Eliminations	Debtors
		(In thousands)
Assets:
Investment in real estate:
Land	$2,906,498	$—	$2,906,498
Buildings and equipment	18,881,304	—	18,881,304
Less accumulated depreciation	(3,880,090)	—	(3,880,090)
Developments in progress	450,696	(75,220)	375,476

Net property and equipment	18,358,408	(75,220)	18,283,188
Investment in and loans to/from Unconsolidated Real Estate Affiliates	600,458	(220,117)	380,341
Investment property and property held for development and sale	1,128,976	74,958	1,203,934
Investment in controlled non-debtor entities	15,885,938	(11,893,478)	3,992,460

Net investment in real estate	35,973,780	(12,113,857)	23,859,923
Cash and cash equivalents	497,789	8,573	506,362
Accounts and notes receivable, net	327,498	—	327,498
Goodwill	199,664	—	199,664
Deferred expenses, net	217,395	—	217,395
Prepaid expenses and other assets	584,367	(25,694)	558,673

Total assets	$37,800,493	$(12,130,978)	$25,669,515

Liabilities and Equity:
Mortgages, notes and loans payable	$11,177,104	$—	$11,177,104
Investment in and loans to/from Unconsolidated Real Estate Affiliates	33,288	—	33,288
Deferred tax liabilities	903,046	—	903,046
Accounts payable and accrued expenses	1,035,879	(30,816)	1,005,063

Total liabilities not subject to compromise	13,149,317	(30,816)	13,118,501
Liabilities subject to compromise	11,191,448	(339,098)	10,852,350

Total liabilities	24,340,765	(369,914)	23,970,851

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	116,907	(17)	116,890

Total redeemable noncontrolling interests	237,663	(17)	237,646

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,761,705 shares issued as of March 31, 2010	3,188	—	3,188
Additional paid-in capital	9,538,423	(5,784,425)	3,753,998
Retained earnings (accumulated deficit)	3,743,877	(5,976,639)	(2,232,762)
Accumulated other comprehensive loss	(953)	17	(936)
Less common stock in treasury, at cost, 1,449,939 shares as of March 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	13,207,783	(11,761,047)	1,446,736
Noncontrolling interests in consolidated real estate affiliates	14,282	—	14,282

Total equity	13,222,065	(11,761,047)	1,461,018

Total liabilities and equity	$37,800,493	$(12,130,978)	$25,669,515

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended March 31, 2010

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$52,889	$16,010	$3,671

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on March 26, 2010.

(c)	Includes approximately $37.8 million of discretionary bonuses (approved by the Bankruptcy Court) to the employees of the Company.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	March 31, 2010	March 31, 2010
	(In thousands)
Federal and state income taxes	$2,315	$760

State and local taxes:
Property *	72,958	8,273
Sales and use	1,580	1,303
Franchise	2,253	262
Other	737	96

Total state and local taxes	77,528	9,934

Total taxes	$79,843	$10,694

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

Property Tax
Amount Paid
	Amount Accrued	Month Ended
Operating Property	March 31, 2010	March 31, 2010
(In thousands)
10 COLUMBIA CORPORATE CENTER	$—	$—
10000 COVINGTON CROSS	—	—
10000 WEST CHARLESTON	—	—
10190 COVINGTON CROSS	—	—
1120/40 TOWN CENTER DRIVE	—	—
1160/80 TOWN CENTER DRIVE	—	—
1201/41 TOWN CENTER DRIVE	—	—
1240 ALA MOANA BLVD	—	—
1251/81 TOWN CENTER DRIVE	—	—
1551 HILLSHIRE DRIVE	—	8
1635 VILLAGE CENTER CIRCLE	—	—
1645 VILLAGE CENTER CIRCLE	—	—
20 COLUMBIA CORPORATE CENTER	—	—
30 COLUMBIA CORPORATE CENTER	—	—
306 KAMANI STREET	—	—
324 KAMAUNI STREET	—	—
330 KAMANI STREET	—	—
40 COLUMBIA CORPORATE CENTER	—	—
404 WARD AVENUE	—	—
420 WARD AVENUE	—	—
4848 OUTPARCEL	33	—
50 COLUMBIA CORPORATE CENTER	—	—
506 AHUI STREET	6	—
532 AHUI STREET BUILDING	—	—
60 COLUMBIA CORPORATE CENTER	—	—
801 HALEKAUWILA STREET	—	—
834 POHUKAINA ST.	—	—
837 HALEKAUWILA STREET	—	—
849/863 HALEKAUWILA STREET	—	—
900 HALEKAUWILA STREET	—	—
955 KAWAIAHAO STREET	—	—
955 WAIMANU STREET	—	—
956 KAWAIAAHAO (PARK LOT)	—	—
956 QUEEN STREET	7	—
9901/21 COVINGTON CROSS	—	—
9950/80 COVINGTON CROSS	—	—
AAA HAWAII, INC.	—	—
AHUI BUILDING	—	—
ALA MOANA BUILDING	—	—
ALA MOANA CENTER	2,401	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	March 31, 2010	March 31, 2010
	(In thousands)
ALA MOANA PACIFIC CENTER	—	—
ALA MOANA PLAZA	—	—
ALA MOANA TOWER	—	—
ALA MOANA-KAPIOLANI PROPERTIES	—	—
ALA MOANA-KONA STREET	—	—
ALAMEDA PLAZA	133	—
ANIMAS VALLEY MALL	172	—
APACHE MALL	429	—
ARIZONA CENTER	46	—
ARIZONA CENTER ARIZONA CENTER ONE	135	—
ARIZONA CENTER ARIZONA CENTER TWO	164	—
ARIZONA CENTER CINEMA	29	—
ARIZONA CENTER GARDEN OFFICE	14	—
ARIZONA CENTER OFFICE	30	—
ARIZONA CENTER PARKING	51	—
AUGUSTA MALL	185	—
AUGUSTA MALL ANCHOR ACQ	90	—
AUSTIN BLUFFS PLAZA	41	—
BAILEY HILL	—	—
BASKIN ROBBINS	5	—
BAY CITY MALL	—	—
BAYSHORE MALL	120	—
BEACHWOOD PLACE	2,895	—
BELLIS FAIR	109	—
BIRCHWOOD MALL	191	—
BOISE TOWN SQUARE ANCHOR ACQ	63	—
BOISE TOWNE PLAZA	173	—
BOISE TOWNE SQUARE	1,487	—
BRASS MILL CENTER	—	—
BRASS MILL COMMONS	—	—
BURLINGTON TOWN CENTER	—	147
BURLINGTON TOWN CENTER OFFICE	—	26
CACHE VALLEY MALL	64	—
CACHE VALLEY MARKETPLACE	28	—
CANYON POINT	—	—
CAPITAL MALL	74	—
CENTURY PLAZA	36	—
CHAPEL HILLS MALL	895	—
CHICO MALL	142	—
CHULA VISTA CENTER	201	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	March 31, 2010	March 31, 2010
	(In thousands)
COLLIN CREEK	469	—
COLONY SQUARE MALL	287	190
COLUMBIA CENTER-C.A. BUILDING	—	—
COLUMBIA CENTER-EXHIBIT BLDG	—	—
COLUMBIA MALL	134	—
COLUMBIANA CENTER	378	76
CORONADO MALL	579	—
CORPORATE POINTE #2	—	—
CORPORATE POINTE #3	—	—
COTTONWOOD MALL	73	—
COTTONWOOD SQUARE	11	—
COUNTRY HILL PLAZA	35	—
CROSSING BUSINESS CENTER #6	—	—
CROSSING BUSINESS CENTER #7	—	—
CROSSROADS CENTER (MN)	765	—
DEERBROOK MALL	383	—
DEERBROOK MALL ANCHOR ACQ	18	—
DIVISION CROSSING	—	—
EAGLE RIDGE MALL	135	—
EASTRIDGE MALL (CA)	447	—
EASTRIDGE MALL (WY)	202	—
EDEN PRAIRIE CENTER	983	—
EDEN PRAIRIE CENTER ANCHOR ACQ	57	—
ELK GROVE PROMENADE	350	—
FALLBROOK CENTER	375	—
FANEUIL HALL MARKETPLACE	—	—
FASHION PLACE	309	—
FASHION PLACE ANCHOR ACQ	23	—
FASHION SHOW	—	—
FOOTHILLS MALL	689	—
FORT UNION	17	—
FOUR SEASONS TOWN CENTRE MALL	431	—
FOX RIVER MALL	1,088	—
FREMONT VILLAGE	—	—
GATEWAY CROSSING SHOPPING CTR	50	—
GATEWAY MALL	—	—
GGP-FEASIBILITY COMPANY	—	—
GGPLP-SHARED	900	—
GGPLP-VICTORIA WARD	—	—
GLENBROOK SQUARE	5,835	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	March 31, 2010	March 31, 2010
	(In thousands)
GLENBROOK SQUARE ANCHOR ACQ	164	—
GRAND TETON MALL	620	—
GRAND TETON PLAZA	133	—
GRAND TRAVERSE MALL	157	—
GREENGATE MALL, INC.	—	—
GREENWOOD MALL	122	—
HALEKAUWILA BUILDING	10	—
HALSEY CROSSING	—	—
HARBORPLACE	—	—
COLUMBIA HRD BENSON LEASES	—	—
HULEN MALL	527	—
JORDAN CREEK TOWN CENTER	3,252	2,632
KAMANI BUILDING	—	—
KENDALL TOWN CENTER	221	—
KLING TRUST (CLIFFORD ET AL)	—	—
KNOLLWOOD MALL	154	—
LAKEMOOR	—	—
LAKESIDE MALL	—	—
LAKEVIEW SQUARE	217	—
LANDMARK MALL	122	—
LANSING MALL	297	—
LINCOLNSHIRE COMMONS	530	—
LOCKPORT MALL	—	—
LYNNHAVEN MALL	654	—
MALL AT SIERRA VISTA	330	—
MALL OF LOUISIANA	308	—
MALL OF LOUSIANA POWER CENTER	38	—
MALL OF THE BLUFFS	1,620	672
MALL ST. MATHEWS	196	—
MALL ST. VINCENT	156	—
MARKET PLACE SHOPPING CENTER	2,111	—
MAYFAIR BANK TOWER	183	—
MAYFAIR MALL	2,650	1,880
MAYFAIR NORTH TOWER	192	—
MAYFAIR PROFESSIONAL	73	—
MAYFAIR-AURORA HEALTH CENTER	174	—
MCKELLAR, DAVID GARTH	—	—
MORENO VALLEY MALL	172	—
NATICK-NOUVELLE AT NATICK	—	—
NEIGHBORHOOD STORES	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	March 31, 2010	March 31, 2010
	(In thousands)
NEWGATE MALL	186	—
NEWPARK MALL	201	—
NEWPARK MALL ANCHOR ACQ	39	—
NORTH PLAINS MALL	45	—
NORTH POINT MALL	614	—
NORTH STAR MALL	2,672	—
NORTH STAR MALL ANCHOR ACQ	297	—
NORTH TOWN MALL	283	—
NORTHGATE MALL	165	—
NORTHRIDGE FASHION CENTER	594	15
OAKWOOD CENTER	114	—
OAKWOOD MALL	911	—
OGLETHORPE MALL	345	—
OREM PLAZA CENTER STREET	18	—
OREM PLAZA STATE STREET	9	—
OVIEDO MARKETPLACE	169	—
OWINGS MALL	—	—
OXMOOR MALL	188	—
PARK CITY CENTER	—	1,999
PARK PLACE	869	—
PARK WEST	744	—
PEACHTREE MALL	370	—
PECANLAND MALL	161	—
PECANLAND MALL ANCHOR ACQ	13	—
PIEDMONT MALL	57	—
PIERRE BOSSIER MALL	59	—
PINE RIDGE MALL	335	—
PIONEER PLACE	—	—
PIONEER PLACE LP EXPANSION	—	—
PIONEER TOWER	—	—
PIONEER TOWER GARAGE	—	—
PLAZA 800	—	—
PLAZA 9400	38	—
POHUKAINA CENTER	—	—
POHUKAINA COURT	—	—
PRICE NT CORP	—	—
PRINCE KUHIO PLAZA	—	—
PROVIDENCE PLACE	—	—
PROVO PLAZA	11	—
RED CLIFFS MALL	53	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	March 31, 2010	March 31, 2010
	(In thousands)
RED CLIFFS PLAZA	15	—
REDLANDS PROMENADE	24	—
REGENCY SQUARE MALL	340	—
RIDGEDALE CENTER	927	—
RIDGLEY BUILDING	—	—
RIO WEST MALL	159	—
RIVER FALLS	984	—
RIVER HILLS MALL	1,760	—
RIVER POINTE PLAZA	25	—
RIVERLANDS SHOPPING CENTER	15	—
RIVERSIDE PLAZA	39	—
RIVERTOWN CROSSINGS	625	—
RIVERWALK MARKETPLACE	—	—
ROGUE VALLEY MALL	—	—
SAINT LOUIS GALLERIA	996	—
SALEM CENTER	—	—
SEAPORT MARKETPLACE, INC.	—	—
SIKES SENTER	332	—
SILVER LAKE MALL	158	—
SOONER MALL	103	202
SOUTH STREET MARKETPLACE THEAT	165	—
SOUTHLAKE MALL	281	—
SOUTHLAND CENTER (MI)	—	8
SOUTHLAND MALL (CA)	414	—
SOUTHSHORE MALL	33	—
SOUTHWEST OFF CTR I	126	—
SOUTHWEST OFF CTR II	39	—
SOUTHWEST PLAZA	1,718	—
SPRING HILL MALL	2,893	—
ST LOUIS GALLERIA ANCH ACQ	20	—
STEEPLEGATE MALL	—	392
STONESTOWN GALLERIA	909	—
STONESTOWN MEDICAL BUILDING	55	—
TESORO CORPORATION	—	—
THE BOULEVARD MALL	—	—
THE BRIDGES AT MINT HILL	5	—
THE COMMONS AT FOOTHILLS MALL	24	—
THE CROSSROADS (MI)	328	—
THE GALLERY AT HARBORPLACE	—	—
THE GALLERY AT HARBORPLACE-GARAGE	1,206	—
THE GALLERY AT HARBORPLACE-OFFICE	—	—
THE GRAND CANAL SHOPPES	—	—
THE MAINE MALL	—	13

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	March 31, 2010	March 31, 2010
	(In thousands)
THE PINES	123	—
THE PLAZA AT FOOTHILLS MALL	57	—
THE SHOPPES AT THE PALAZZO	—	—
THE SHOPS AT FALLEN TIMBERS	1,356	9
THE SHOPS AT FOOTHILLS MALL	91	—
THE SHOPS AT SUMMERLIN CENTRE	—	—
THE VILLAGE AT REDLANDS	50	—
THE VILLAGE OF CROSS KEYS	—	—
THE WOODLANDS MALL	418	—
THE WOODLANDS MALL ANCHOR ACQ	23	—
THHC LAND (WOBU)	—	—
THREE RIVERS MALL	52	—
TOWN EAST MALL	918	—
TRCLP	—	—
TUCSON ANCHOR ACQ	48	—
TUCSON ENTERTAINMENT PAVILION	28	—
TUCSON MALL	700	—
TWINS FALLS CROSSINGS	25	—
TYSONS GALLERIA	627	—
UNIVERSITY CROSSING	63	—
VALLEY HILLS MALL	607	—
VALLEY PLAZA MALL	295	—
VICTORIA WARD SHARED OPERATION	—	—
VILLAGE AT JORDAN CREEK	854	—
VISALIA MALL	111	—
VISTA COMMONS	—	—
VISTA RIDGE MALL	544	—
VML MAINT SHOP	—	—
VWL-GROUND LEASE PROP.	1	—
WARD CENTERS	—	—
WARD ENTERTAINMENT CENTER	—	—
WARD GATEWAY CENTER	122	—
WARD INDUSTRIAL CENTER	—	—
WARD PLAZA	—	—
WARD VILLAGE	98	—
WARD VILLAGE SHOPS	26	—
WARD WAREHOUSE	—	—
WASHINGTON PARK MALL	42	—
WEST VALLEY MALL	198	—
WESTWOOD MALL	65	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	March 31, 2010	March 31, 2010
	(In thousands)
WHITE MARSH MALL	—	—
WHITE MOUNTAIN MALL	81	—
WILLOWBROOK MALL (NJ)	60	4
WOODBRIDGE CENTER	—	—
WOODLANDS VILLAGE	80	—
YELLOWSTONE SQUARE	62	—

	$72,958	$8,273

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	March 31, 2010
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,053
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	7
Lockport L.L.C.	09-11966	75
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	764
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	112
GGP-Grandville L.L.C.	09-11971	1,390
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	58
La Place Shopping, L.P.	09-11974	15
GGP-Tucson Land L.L.C.	09-11975	4
Tucson Anchor Acquisition, LLC	09-11976	979
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	136,264
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	1
Rouse Company LP, The	09-11983	11,589
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	309
Alameda Mall Associates	09-11986	400
Bay Shore Mall Partners	09-11987	1,073
Chico Mall, L.P.	09-11988	447
Lansing Mall Limited Partnership	09-11989	559
GGP-Pecanland, L.P.	09-11990	634
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	864
South Shore Partners, L.P.	09-11993	29
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	555
New Orleans Riverwalk Associates	09-11998	356
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	529
White Marsh Mall Associates	09-12001	529
White Marsh Phase II Associates	09-12002	529

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	March 31, 2010
		(In thousands)
Parke West, LLC	09-12003	82
GGP-Newpark L.L.C.	09-12004	400
Elk Grove Town Center, L.P.	09-12005	19
Baltimore Center Associates Limited Partnership	09-12006	1,098
Baltimore Center Garage Limited Partnership	09-12007	131
Century Plaza L.L.C.	09-12008	65
Harbor Place Associates Limited Partnership	09-12009	789
Price Development Company, Limited Partnership	09-12010	83
Rouse-Phoenix Theatre Limited Partnership	09-12011	3
Rouse-Arizona Retail Center Limited Partnership	09-12012	330
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	966
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,425
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	118
Parkside Limited Partnership	09-12021	79
Park Square Limited Partnership	09-12022	56
Rouse SI Shopping Center, LLC	09-12023	3,463
Augusta Mall, LLC	09-12024	1,434
Burlington Town Center LLC, The	09-12025	542
Fashion Show Mall LLC	09-12026	4,040
GGP Ala Moana L.L.C.	09-12027	14,053
GGP Jordan Creek L.L.C.	09-12028	4,342
GGP Village at Jordan Creek L.L.C.	09-12029	36
GGP-Four Seasons L.L.C.	09-12030	1,136
Lincolnshire Commons, LLC	09-12031	234
Phase II Mall Subsidiary, LLC	09-12032	1,892
St. Cloud Mall L.L.C.	09-12033	826
Valley Hills Mall L.L.C.	09-12034	585
GGP Holding, Inc.	09-12035	217
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	177
10190 Covington Cross, LLC	09-12041	38
1120/1140 Town Center Drive, LLC	09-12042	55
1160/1180 Town Center Drive, LLC	09-12043	37
1201-1281 Town Center Drive, LLC	09-12044	40

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	March 31, 2010
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	14
1451 Center Crossing Drive, LLC	09-12047	11
1551 Hillshire Drive, LLC	09-12048	127
1635 Village Centre Circle, LLC	09-12049	24
1645 Village Center Circle, LLC	09-12050	26
9901-9921 Covington Cross, LLC	09-12051	8
9950-9980 Covington Cross, LLC	09-12052	15
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	269
Arizona Center Parking, LLC	09-12055	87
Augusta Mall Anchor Acquisition, LLC	09-12056	7
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	1,308
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	185
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,437
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	201
Boise Mall, LLC	09-12071	1,240
Boise Town Square Anchor Acquisition, LLC	09-12072	6
Boise Towne Plaza L.L.C.	09-12073	76
Boulevard Associates	09-12074	1,272
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	61
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	834
Chapel Hills Mall L.L.C.	09-12082	934
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	March 31, 2010
		(In thousands)
Chula Vista Center, LLC	09-12085	211
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	987
Colony Square Mall L.L.C.	09-12088	318
Columbia Mall L.L.C.	09-12089	826
Coronado Center L.L.C.	09-12090	1,463
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	35
Country Hills Plaza, LLC	09-12093	82
Deerbrook Mall, LLC	09-12094	706
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	294
Eastridge Shopping Center L.L.C.	09-12098	1,528
Eden Prairie Anchor Building L.L.C.	09-12099	1
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	1,296
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	943
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	387
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,336
Fashion Place, LLC	09-12109	1,504
Fashion Place Anchor Acquisition, LLC	09-12110	8
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,634
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	100
Gateway Overlook Business Trust	09-12117	1,075
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	17
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	March 31, 2010
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	6
GGP Kapiolani Development L.L.C.	09-12127	58
GGP Knollwood Mall, LP	09-12128	345
GGP Natick Residence LLC	09-12129	422
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	101
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,429
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	208
GGP-Glenbrook L.L.C.	09-12138	1,381
GGP-Glenbrook Holding L.L.C.	09-12139	3
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,676
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	1,298
GGP-Newgate Mall, LLC	09-12148	367
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,633
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	1,013
GGP-Tucson Mall L.L.C.	09-12155	1,259
GGP-UC L.L.C.	09-12156	101
Grand Canal Shops II, LLC	09-12157	3,746
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	March 31, 2010
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	144
Hocker Oxmoor, LLC	09-12166	720
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	66
Howard Hughes Corporation, The	09-12169	5,270
Howard Hughes Properties, Inc.	09-12170	2,376
Howard Hughes Properties, Limited Partnership	09-12171	36
Howard Hughes Properties IV, LLC	09-12172	17
Howard Hughes Properties V, LLC	09-12173	17
HRD Parking, Inc.	09-12174	65
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	1,030
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	6
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,397
Lakeview Square Limited Partnership	09-12183	397
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	490
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,998
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	5
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	857
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	143
Mayfair Mall, LLC	09-12198	3,048
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	1,244
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	March 31, 2010
		(In thousands)
North Plains Mall, LLC	09-12205	16
North Star Anchor Acquisition, LLC	09-12206	62
North Star Mall, LLC	09-12207	1,860
North Town Mall, LLC	09-12208	305
Northgate Mall L.L.C.	09-12209	526
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	181
Oglethorpe Mall L.L.C.	09-12212	1,050
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	383
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,367
PDC Community Centers L.L.C.	09-12220	485
PDC-Eastridge Mall L.L.C.	09-12221	395
PDC-Red Cliffs Mall L.L.C.	09-12222	212
Peachtree Mall L.L.C.	09-12223	847
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	186
Pierre Bossier Mall, LLC	09-12226	151
Pine Ridge Mall L.L.C.	09-12227	238
Pioneer Office Limited Partnership	09-12228	265
Pioneer Place Limited Partnership	09-12229	311
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	386
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	2,409
Rio West L.L.C.	09-12238	136
River Falls Mall, LLC	09-12239	74
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	696
Rogue Valley Mall L.L.C.	09-12242	318
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	March 31, 2010
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	1,304
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	1
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	230
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	182
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	994
Saint Louis Galleria L.L.C.	09-12266	1,897
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	2,504
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	138
Sikes Senter, LLC	09-12270	523
Silver Lake Mall, LLC	09-12271	59
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	713
Southlake Mall L.L.C.	09-12274	946
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	190
Spring Hill Mall L.L.C.	09-12279	236
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,524
Summerlin Centre, LLC	09-12284	1,514

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	March 31, 2010
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	229
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	1,950
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	752
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	61
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	2,369
U.K.-American Properties, Inc.	09-12298	1,598
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	—
VCK Business Trust	09-12301	545
Victoria Ward Center L.L.C.	09-12302	386
Victoria Ward Entertainment Center L.L.C.	09-12303	147
Victoria Ward, Limited	09-12304	1,505
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	148
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	44
Visalia Mall, L.P.	09-12309	536
Vista Ridge Mall, LLC	09-12310	978
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	186
Ward Plaza-Warehouse, LLC	09-12313	223
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	514
Westwood Mall, LLC	09-12316	101
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	54
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	1,920
Woodbridge Center Property, LLC	09-12322	2,241
Woodlands Mall Associates, LLC, The	09-12323	1,990
10000 Covington Cross, LLC	09-12324	4

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	March 31, 2010
		(In thousands)
10 CCC Business Trust	09-12457	44
20 CCC Business Trust	09-12458	66
30 CCC Business Trust	09-12459	81
Capital Mall L.L.C.	09-12462	256
GGP-Columbiana Trust	09-12464	235
GGP-Gateway Mall L.L.C.	09-12467	550
Grand Traverse Mall Partners, LP	09-12469	705
Greenwood Mall L.L.C.	09-12471	599
Kalamazoo Mall L.L.C.	09-12472	572
Lancaster Trust	09-12473	3,485
Mondawmin Business Trust	09-12474	916
Running Brook Business Trust	09-12475	2
Town Center East Business Trust	09-12476	59
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$307,046

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	March 31, 2010
	(In thousands)
Current	$(32,758)	*
31 - 60 days	6,679
61 - 90 days	5,786
91 - 120 days	4,558
Over 120 days	46,313

Gross Amount	$30,578

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	March 31, 2010	March 31 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	1/13/2017	6.99%	8,320	48
Ala Moana A1	6/30/2018	5.60%	1,183,198	5,708
Ala Moana A2	6/30/2018	5.52%	298,991	1,422
Augusta Mall	11/10/2017	5.49%	174,422	824
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	14,853	75
Bay City	12/2/2013	5.30%	23,745	108
Bayshore	8/31/2016	7.13%	30,473	181
Beachwood Place	4/7/2011	5.60%	240,164	1,158
Bellis Fair	2/14/2018	7.34%	59,826	366
Boise Towne Plaza	7/9/2015	4.70%	10,704	43
Boise Towne Square	8/11/2017	6.64%	69,489	397
Brass Mill	4/10/2016	4.55%	120,142	471
Burlington	7/1/2015	5.03%	25,906	112
Burlington 2 (*)	7/1/2010	6.30%	5,500	30
Capital	10/1/2014	7.28%	19,975	125
Chapel Hills	10/11/2010	5.04%	113,785	493
Chico Mall	2/11/2009	4.74%	55,913	228
Collin Creek Mall	7/9/2016	6.78%	65,884	384
Columbia Mall (MO)	5/3/2017	6.05%	89,807	468
Coronado	12/6/2016	5.08%	166,028	726
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.83%	4,458	26
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.83%	4,458	26
Country Hills	6/1/2016	6.04%	13,352	69
Crossroads Center (MN)	1/30/2014	4.73%	82,754	337
Deerbrook	1/1/2014	3.46%	71,202	212
Eagle Ridge	10/12/2015	5.41%	46,942	218
Eastridge (CA)	8/31/2017	5.79%	169,620	845
Eastridge (WY )	12/4/2016	5.08%	38,497	168
Eden Prairie	9/30/2014	4.67%	78,311	315
Fallbrook	1/3/2018	6.14%	84,820	448
Faneuil Hall	9/30/2016	5.57%	92,788	445
Fashion Place	4/5/2014	5.30%	142,255	649
Four Seasons	6/11/2017	5.60%	97,950	472
Fox River	9/3/2016	5.96%	194,400	998
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	7.89%	63,659	434
Gateway	10/1/2014	7.28%	39,148	245
Gateway Overlook	8/30/2016	5.78%	54,877	273
Glenbrook	12/30/2016	4.91%	174,262	737
Grand Canal Shoppes	5/1/2014	4.78%	386,487	1,591
Grand Traverse	10/1/2012	5.02%	83,919	362
Greenwood	10/1/2014	7.28%	43,952	276
Harborplace	4/5/2016	5.79%	49,844	249
Homart I (*)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	6/7/2015	5.03%	111,085	481
Ivanhoe Capital (*)	12/03/12	5.74%	93,713	463
Jordan Creek	3/2/2014	4.57%	182,227	716
JP Comm Jr. Gateway Crossing	1/7/2014	4.70%	14,931	60
JP Comm Jr. Univ. Crossing	1/7/2014	4.70%	11,147	45
JP Comm Sr. Austin Bluffs	1/1/2014	4.40%	2,219	8
JP Comm Sr. Division Crossing	1/1/2014	4.40%	5,114	19
JP Comm Sr. Fort Union	1/1/2014	4.40%	2,670	10
JP Comm Sr. Halsey Crossing	1/1/2014	4.40%	2,503	9
JP Comm Sr. Orem Plaza Center St	1/1/2014	4.40%	2,386	9
JP Comm Sr. Orem Plaza State St	1/1/2014	4.40%	1,477	6
JP Comm Sr. Riverpointe Plaza	1/1/2014	4.40%	3,696	14
JP Comm Sr. Riverside Plaza	1/1/2014	4.40%	5,290	20
JP Comm Sr. Woodlands Village	1/1/2014	4.40%	6,758	26
Knollwood	10/10/2017	5.35%	39,332	181
Lakeside Mall	6/1/2016	4.28%	176,810	652
Lakeview Square	3/1/2016	5.81%	40,771	204
Lansing I	1/1/2014	9.35%	23,081	183
Lincolnshire Commons	9/30/2016	5.98%	27,939	144
Lynnhaven	7/6/2015	5.05%	233,105	1,014
Maine	12/10/2016	4.84%	212,597	885
Mall of Louisiana Mezz (*)	4/1/2011	6.40%	62,343	344
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	557

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	March 31, 2010	March 31 (b)
			(Dollars in thousands)
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	277
Mall St Matthews Ltd Partnership	1/1/2014	4.81%	142,008	588
Mall St Vincent	7/7/2014	6.30%	49,000	266
Market Place	5/3/2017	6.05%	105,773	551
Moreno Valley	9/11/2013	5.96%	86,432	443
Newgate	4/1/2014	4.84%	40,207	168
Newpark	8/2/2014	7.45%	67,143	431
North Point	2/29/2016	5.48%	212,567	1,004
North Star	1/4/2015	4.43%	228,174	870
Northgate	9/1/2016	5.88%	44,440	225
Northridge Fashion	12/30/2014	7.24%	124,232	750
Oglethorpe	7/2/2015	4.89%	138,994	585
Oviedo	5/7/2012	5.12%	51,066	225
Oxmoor	12/2/2016	6.85%	56,128	331
Park City Note A	4/1/2014	4.74%	117,695	480
Park City Note B	4/1/2014	7.10%	28,827	176
Park Place	1/11/2015	5.15%	173,397	769
Peachtree	6/1/2015	5.08%	88,121	385
Pecanland	1/1/2014	4.28%	56,159	207
Piedmont	9/6/2016	5.98%	33,478	172
Pine Ridge	12/4/2016	5.08%	25,956	114
Prince Kuhio	1/1/2014	3.45%	36,885	110
Providence Place 2	3/11/2015	5.03%	249,276	1,079
Providence Place 3 (*)	3/11/2015	5.12%	52,514	231
Providence Place 4 (*)	3/11/2015	5.93%	34,447	176
Providence Place Pilot A1	7/1/2016	7.75%	22,338	144
Providence Place Pilot A2	6/30/2028	7.75%	23,116	149
Red Cliffs	12/4/2016	5.08%	24,669	108
Regency Square	7/1/2015	3.59%	91,588	283
Ridgedale	9/30/2016	4.86%	175,127	733
River Hills	1/3/2018	6.14%	79,831	422
RiverTown Junior Loan (*)	12/30/2014	9.15%	15,579	119
RiverTown Senior Loan	12/30/2014	7.29%	100,369	610
Rogue Valley	7/1/2014	7.85%	25,966	176
Sikes Senter	6/1/2017	5.20%	60,395	270
Sooner Fashion	1/3/2018	6.14%	59,873	316
Southlake	12/1/2019	6.44%	99,799	553
Southland	1/1/2014	3.62%	79,325	247
Southland (RSE)	3/5/2010	4.97%	106,940	458
St. Louis Galleria	1/3/2017	4.86%	233,390	976
Staten Island 1	10/1/2015	5.09%	85,000	367
Staten Island 2	10/1/2015	8.15%	68,672	475
Staten Island 3	10/1/2015	5.61%	125,000	584
Steeplegate	8/1/2014	4.94%	76,505	326
Stonestown Note A	9/1/2011	5.85%	155,600	784
Stonestown Note B	9/1/2011	5.65%	60,000	292
Stonestown Mezz (*)	9/1/2011	5.79%	57,400	286
The Boulevard	7/1/2018	4.27%	105,345	388
The Crossroads (MI)	1/1/2014	7.40%	39,074	249
The Woodlands Note A	6/12/2016	5.91%	184,436	939
The Woodlands Note B	6/12/2016	5.91%	54,832	279
Three Rivers	12/4/2016	5.08%	21,132	92
Town East	1/1/2014	3.46%	102,775	306
Tucson Mall	1/1/2014	4.26%	114,758	421
Tucson Mall — Hyper Am	1/1/2014	4.26%	3,916	14
Tysons Galleria	9/11/2017	5.72%	254,194	1,253
Valley Hills	3/4/2016	4.73%	55,775	227
Valley Plaza	1/10/2016	3.90%	93,129	313
Victoria Ward (Village/Industrial/Gateway)	9/30/2016	5.61%	88,214	426
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	326
Village of Cross Keys	7/31/2009	7.04%	10,257	60
Visalia	1/1/2014	3.78%	40,253	131
Vista Ridge	4/10/2016	6.87%	78,869	452
Ward Centre & Ward Entertainment	1/1/2014	4.33%	57,175	213
Washington Park	3/31/2016	5.35%	11,893	55
West Valley	1/1/2014	3.43%	54,543	161
White Marsh	9/1/2016	5.62%	186,800	876
Willowbrook Mall	6/30/2016	6.82%	155,974	916
Woodbridge Corporation	6/1/2014	4.24%	203,884	745

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

					Interest Expense
			Total Debt Balance		Month Ended
Property	Maturity Date	Rate (a)	March 31, 2010		March 31 (b)
			(Dollars in thousands)
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,333
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			$16,346,121		$75,067

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.48%	35,054		75
Bank Note — Birchwood Mall	7/11/2013	2.48%	44,308		95
Bank Note — Cache Valley	7/11/2013	2.48%	28,043		60
Bank Note — Colony Square	7/11/2013	2.48%	25,239		54
Bank Note — Columbiana	7/11/2013	2.48%	105,441		225
Bank Note — Fallen Timbers	7/11/2013	2.48%	42,401		91
Bank Note — Foothills	7/11/2013	2.48%	50,758		108
Bank Note — Grand Teton	7/11/2013	2.48%	48,795		104
Bank Note — Mall at Sierra Vista	7/11/2013	2.48%	23,556		50
Bank Note — Mall of the Bluffs	7/11/2013	2.48%	35,951		77
Bank Note — Mayfair	7/11/2013	2.48%	274,932		587
Bank Note — Mondawmin	7/11/2013	2.48%	84,689		181
Bank Note — North Plains	7/11/2013	2.48%	10,656		23
Bank Note — North Town Mall	7/11/2013	2.48%	114,976		245
Bank Note — Oakwood	7/11/2013	2.48%	75,772		162
Bank Note — Owings Mills	7/11/2013	2.48%	53,281		114
Bank Note — Pierre Bossiere	7/11/2013	2.48%	40,382		86
Bank Note — Pioneer Place	7/11/2013	2.48%	156,764		335
Bank Note — Salem Center	7/11/2013	2.48%	41,728		89
Bank Note — Silver Lake Mall	7/11/2013	2.48%	18,228		39
Bank Note — Southwest Plaza	7/11/2013	2.48%	96,187		205
Bank Note — Spring Hill	7/11/2013	2.48%	68,088		145
Bank Note — Westwood Mall	7/11/2013	2.48%	24,117		51
Bank Note — White Mountain	7/11/2013	2.48%	10,656		23
Fashion Show	3/15/2009	6.27%	645,918		3,487
Oakwood Center	3/16/2009	1.77%	95,000		145
Palazzo	3/15/2009	6.27%	249,623		1,348
Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,650
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.48%	590,000		752
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.48%	1,987,500		2,533
TRUPS (*)(d)	4/30/2036	1.70%	206,200		302

Variable Rate Debt			5,684,243		16,441

Total Debt — All Debtors			$22,030,364	(e)	$91,508

(a)	Reflects the variable contract rate as of March 31, 2010

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangeable Debt, adjustments related to emergence from bankruptcy and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	Cumulative Post-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended	Period Ended
Name	March 31, 2010	March 31, 2010	March 31, 2010	March 31, 2010
			(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$993	$744	$12,308	$7,375
AlixPartners, LLP	1,867	1,038	16,440	9,049
Assessment Technologies	—	—	29	25
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	89	—	1,703	902
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	283	27	1,761	1,384
Deloitte & Touche LLP	333	245	4,524	1,788
Deloitte Tax LLP	42	115	626	380
Epiq Solutions	—	1	17	15
Ernst & Young LLP	118	54	960	576
FTI Consulting	105	85	2,961	1,848
Grant Thornton	1	—	22	12
Halperin Battaglia Raicht LLP	56	18	183	90
Hewitt Associates	—	—	586	—
Houlihan Lokey	1,121	224	9,344	1,909
Hughes Hubbard & Reed LLP	170	—	170	—
Jenner & Block	—	143	1,595	1,071
Kirkland & Ellis LLP (1)	2,144	3,099	22,445	12,716
KPMG LLP	70	—	70	—
Kurtzman Carson Consultants LLC	443	1,108	4,398	3,602
Miller Buckfire & Co LLC (1)	3,354	290	14,439	5,053
PricewaterhouseCoopers	18	74	148	74
Saul Ewing LLP	591	519	1,947	519
Silverstein & Pomerantz LLP	—	—	—	—
UBS Securities	470	—	470	—
Weil, Gotshal & Manges LLP (1)	8,795	1,761	30,723	13,813

Total	$21,063	$9,545	$127,869	$62,201

Professional Fees Summary (See Note 7)
Restructuring costs	$19,319	$8,909	$116,368	$56,493
General & administrative	1,702	142	9,280	2,887
Other(2)	42	494	2,221	2,821

Total	$21,063	$9,545	$127,869	$62,201

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3, $0.6, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED MARCH 31, 2010

		Date and Transaction
Debtor	Property	Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit #1008 Natick, MA	Condominium Unit Sale 3/01/10	Parth Desai, et al.	$364
GGP Natick Residence LLC	Condominium Unit #1044 Natick, MA	Condominium Unit Sale 3/05/10	Patrick Fung and Cynthia Kwan-Fung	$564
GGP Natick Residence LLC	Condominium Unit #913 Natick, MA	Condominium Unit Sale 3/24/10	Mark H and Michele G. Kaizerman	$510
GGP Natick Residence LLC	Condominium Unit #930 Natick, MA	Condominium Unit Sale 3/24/10	Ling Ling and Hsiang-Tung Kung	$409
GGP Natick Residence LLC	Condominium Unit #941 Natick, MA	Condominium Unit Sale 3/31/10	Eduardo Ribeiro	$542
GGP Natick Residence LLC	Condominium Unit #934 Natick, MA	Condominium Unit Sale 3/31/10	Zhaoquing Zhou and Meng Xi	$312
GGP Natick Residence LLC	Condominium Unit 16, Village Way #5 Natick, MA	Condominium Unit Sale 3/25/10	Luz Marina Franco	$135
GGP Natick Residence LLC	Condominium Unit 3, Village Way #4 Natick, MA	Condominium Unit Sale 3/26/10	Jennifer Monaco	$135
THHC	Summerlin Village 20, Alta & 215, Lot 10	3/18/10 - Easement and Rights of way (Pipeline Construction and Maintenance)	Las Vegas Valley Water District	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: March 31, 2010
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes		No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?			X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?			X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?			X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?			X
5	Is the Debtor delinquent in paying any insurance premium payment?			X
6	Have any payments been made on pre-petition liabilities this reporting period?	X	(1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X	(2)
8	Are any post petition payroll taxes past due?			X
9	Are any post petition State or Federal income taxes past due?			X
10	Are any post petition real estate taxes past due?			X
11	Are any other post petition taxes past due?			X
12	Have any pre-petition taxes been paid during this reporting period?			X
13	Are any amounts owed to post petition creditors delinquent?			X
14	Are any wage payments past due?			X
15	Have any post petition loans been received by the Debtor from any party?	X	(3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?			X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?			X
18	Have the owners or shareholders received any compensation outside of the normal course of business?			X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $8.7 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $17.2 million.

(3)	As previously described in Note 6 of the May MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.